UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023 (June 14, 2023)

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-01399	86-3924884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 E. 45th Street, 37th Floor
New York, NY 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 810-9044

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Investment Advisory Agreement

On June 14, 2023, Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation (the “Company”), and Star Mountain Fund Management, LLC, a Delaware limited liability company (the “Advisor”), the Company’s registered investment adviser, entered into an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Investment Advisory Agreement”), which amended and restated that certain Investment Advisory Agreement, dated September 1, 2019, (the “Advisory Agreement”) between the Company and the Advisor. Pursuant to the Amended and Restated Investment Advisory Agreement, the Management Fee (as defined in the Advisory Agreement) was reduced from 1.75% to 1.25% per annum of the average of the Company’s total gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts). The Income Incentive Fee (as defined in the Advisory Agreement) was reduced from 20.0% to 17.5% of the Company’s Pre-Incentive Fee Net Investment Income (as defined in the Advisory Agreement). The Capital Gains Incentive Fee (as defined in the Advisory Agreement) was reduced from 20.0% to 17.5% of cumulative realized capital gains. The Advisor indicated to the Board of Directors of the Company that this change was proposed to better position the Company to capitalize on the current market dynamics which it believes are compelling for its market strategy, and that there would be no reduction in services provided to the Company in connection with the fee reduction. No other material changes were made to the Advisory Agreement.

The description above is qualified in its entirety by reference to a copy of the Amended and Restated Investment Advisory Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Amended and Restated Investment Advisory Agreement by and between Star Mountain Lower Middle-Market Capital Corp. and Star Mountain Fund Management, LLC, dated June 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023	STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

	By:	/s/ Brett A. Hickey
Name: Brett A. Hickey
Title: Chief Executive Officer and President